Goodwill and intangible assets	12 Months Ended
Dec. 31, 2021
Goodwill and intangible assets [Abstract]
Goodwill and intangible assets
Note 14.  Goodwill and intangible assets

The goodwill and intangible assets’ costs and accumulated amortization are presented in the following table:

(In millions of €)	Goodwill	Licenses, patents and trademarks	Software	Other	Total
Net book value as of December 31, 2019	2,199.2	43.6	15.7	54.8	2,313.3
Costs	2,047.8	103.0	98.4	90.6	2,339.8
Accumulated amortization	—	(60.9)	(79.7)	(45.6)	(186.2)
Net book value as of December 31, 2020	2,047.8	42.1	18.7	45.0	2,153.6
Costs	2,074.4	100.2	96.7	105.8	2,377.1
Accumulated amortization	—	(66.0)	(79.4)	(59.5)	(204.9)
NET BOOK VALUE AS OF DECEMBER 31, 2021	2,074.4	34.2	17.3	46.3	2,172.2

14.1.  Goodwill and intangible assets, net

The changes in goodwill and intangible assets are presented in the following table:

(In millions of €)	Goodwill	Licenses, patents and trademarks	Software	Other	Total
Net book value as of December 31, 2019	2,199.2	43.6	15.7	54.8	2,313.3
Additions - acquisitions - internal developments	—	2.4	0.2	8.5	11.1
Depreciation expense for the year	—	(2.8)	(3.0)	(12.0)	(17.8)
Net foreign exchange differences	(151.2)	(3.1)	(0.2)	(2.9)	(157.4)
Other	(0.2)	2.0	6.0	(3.4)	4.4
Net book value as of December 31, 2020	2,047.8	42.1	18.7	45.0	2,153.6
Additions - acquisitions - internal developments	—	—	0.3	17.9	18.2
Depreciation expense for the year	—	(2.3)	(9.1)	(11.2)	(22.6)
Net foreign exchange differences	26.6	2.1	0.2	1.8	30.7
Other	—	(7.7)	7.2	(7.2)	(7.7)
NET BOOK VALUE AS OF DECEMBER 31, 2021	2,074.4	34.2	17.3	46.3	2,172.2

14.2.  Goodwill

Reallocation of the goodwill contributed by TechnipFMC by operating segment as of January 1, 2021: the goodwill contributed by TechnipFMC has been reallocated to the operating segments. Technip Energies organization resulted in allocating the goodwill by operating segments that represent the lowest level within the Group and is not larger than an operating segment as defined by IFRS 8 (refer to note 3. Segment Information for further information on Technip Energies’ operating segments).

For impairment testing purposes, goodwill is tested at the level of the cash-generating unit (“CGU”) to which it is allocated (either Projects Delivery or Technologies, Products and Services).

Therefore, goodwill impairment testing has been carried out at the level used to monitor goodwill for internal management purposes, which corresponds to the Technip Energies operating segments / CGUs. The changes in segment reporting and the reallocation of goodwill did not give rise to any goodwill impairment. The goodwill has been allocated based on those CGUs enterprise value as of March 31, 2021.

(In millions of €)	December 31, 2021
Project Delivery	1,542.8
Technology, Products & Services	531.6
Total	2,074.4

As of December 31, 2021, no significant events occurred which might have caused to impair the carrying amount of goodwill or other intangible assets and property, plant and equipment. COVID-19 was not considered as a trigger because it did not have material impact on the Group. No impairment was recorded as of December 31, 2021.

The  carrying amounts of goodwill were compared with their value in use. Cash flow projections used in the determination of value in use were made using management’s forecasts over four years. The discount rate has been calculated by CGUs to take into consideration peers market data.

Goodwill was tested for impairment utilizing the methodology as discussed in note 1.7.

The valuation of CGUs for the purpose of goodwill impairment test was determined primarily by utilizing the income approach by estimating the value in use. The income approach estimates the value in use by discounting each CGUs estimated future cash flows using a weighted-average cost of capital that reflects current market conditions and the risk profile of the Group CGU. To calculate future cash flows, Technip Energies used estimates of economic and market assumptions that reflect global economic growth, technology efficiency, policy measures, consideration of investments (capital expenditures) and cost of development. The assumptions include as well estimates of future expected changes in operating margins, tax rates, cash expenditures and energy transition that Technip Energies is aiming for. Future revenues are adjusted to match changes in Technip Energies’ business strategy. Climate change related matters have been considered in the Group’s impairment test campaign performed on goodwill and did not led to impairment (as described in note 1.7 subsection c) Estimates and assumptions related to climate matters).

During the years ended December 31, 2021, 2020 and 2019, the Technip Energies Group did not record any goodwill impairment charges.

The following table presents the significant estimates used by management in determining the recoverable amount of the Technip Energies Group CGUs at December 31, 2021 and 2020:

	December 31, 2021	December 31, 2020
Year of cash flows before terminal value	4	4
Risk-adjusted post-tax discount rate	11.0%	15.0%

As discussed above, when evaluating the 2021 and 2020 quantitative impairment test results, management considered many factors in determining whether an impairment of goodwill for the group of CGUs was reasonably likely to occur in future periods, including future market conditions and the economic environment. Circumstances such as market declines, unfavorable economic conditions, loss of a major customer or other factors could increase the risk of impairment of goodwill for this group of CGUs in future periods.

A  sensitivity analysis has been performed and there were no reasonably possible changes in any of the key assumptions that would have resulted in an impairment charge. The excess of fair value over carrying amount for Technip Energies was approximately 140% of the respective carrying amounts for 2021, and 300% for 2020.